
OPT



OPT Commercialization Update

Forward Looking Statements

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys®; increasing the power output of PowerBuoys; hiring new key employees; expected costs of PowerBuoy product; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

The Offshore Environment


Subsea Data Intensive Networks
Operator Main Office
Local Telcom Carrier
Shore Station
Sea Floor Security Sensor System
Gateway
Connectorized Branching Unit
Sea Floor Telecom Cable
Riser Monitoring
Water Column Sensors
Subsea Process & Pumping Skid
Flow Assurance Sensors
Manifold Control Sensor System
In Well Sensors
Sea Floor Seismic Control and Sensor System
Seabed Sensors

Reference: 2011 Subsea Tieback Seminar, Oceaneering International, Jakarta



Source: https://www.oceaneering.com/rov-services/rov-systems/



Source: http://www.genesisoilandgas.com/Services/Specialist-Technical-Services/Advanced-Mechanical-and-Subsea-Design/Riser-Analysis/

Application #1: Subsea Charging



Source: Twitter @Oceaneering

E-ROV
(electric remotely operated vehicle)



Source: Twitter @Oceaneering



Source: http://auvac.org/newsitems/view/1858



Source: https://www.roboticsbusinessreview.com/security/bluefin_develops_deep_sea_docking_stations/



Source: Image captured from https://www.youtube.com/watch?v=RaV9ZFGilBc

AUV (Autonomous Underwater Vehicle) Docking Station



Subsea Batteries

Credit: subseaworldnews.com


Collision avoidance with security
Protecting the environment
Monitoring threats
on the water
Monitoring threats under the water
Credit: Kongsberg Offshore Surveillance Systems Website

Application #2
Surveillance and Monitoring

Offshore Oil and Gas Field Decommissioning Market (Well Plug & Abandonment)

Decommissioning activity is forecast on 349 fields across the UK, Norwegian, Danish and Dutch Continental Shelves to 2025

Almost **2,500** wells are forecast to be plugged and abandoned across the North Sea up to 2025, with more than two-thirds in the UK

Over 200 platforms are expected to be removed in the North Sea from 2017 to 2025

Nearly 7,800 kilometres of pipeline are forecast to be decommissioned across the North Sea

1,357 installations across the OSPAR maritime area, operators are decommissioning ageing assets through 2025

Operators forecast that total decommissioning spend on the UK Continental Shelf will be **£17 billion** between 2017 and 2025


46%

of total decommissioning spend from 2017 to 2025 will be concentrated in the central North Sea

Well plugging and abandonment is the largest category of expenditure at almost 50 per cent

The Oil and Gas Authority is targeting a **35%** reduction in UKCS decommissioning costs by 2035

Industry is striving to carry out decommissioning cost-effectively, while maintaining high safety and environmental standards

Credit: Decommissioning Insight – Facts & Figures, November 2017, Oil&Gas UK

Problem: Boat and Crew Day Rates are Expensive

- Boat and crew guarding sites during decommissioning of oil platforms and subsea equipment can be $5,000/day over months and years.
- Safety and cost cause offshore operators to seek the use of unmanned systems.
- Current "guard boats" may only have surface monitoring capabilities.


500m

Credit: Times-Picayune archive

Application #2: Surveillance and Monitoring



Credit: Times-Picayune archive

Solution: PB3 Surveillance Buoys

PB3 with installed surveillance equipment acts as an unmanned station on site, allowing operators to monitor boat traffic above and operations below from the safety of land at a savings of 35% to 50% per year[1].

Revenue potential based on single or multi-buoy <u>leases</u> per site per year. Potentially hundreds of sites globally per year, assuming multiple sites per decommissioning project. Buoy <u>sales</u> become more economical for projects lasting longer than 2-years.

[1] Based on third-party operator case study of PB3 replacing guard boat over multi-year project

Replacing Guard Boats With PowerBuoys



Credit: SABIK Marine



Credit: SABIK Marine

Typical "Surveillance Buoy" Payloads

- Infrared camera
- Passive acoustic monitor
- High frequency radar
- AIS transponder
- Fog horn
- 4G/Wifi communications
- Satellite communications
- Well head sensors
- Sea floor equipment condition monitoring
- Meteorological/oceanic sensors


OPT

Anchorless PowerBuoy™

- Inertia-based wave energy harvesting technology
- Hybrid energy sources for high availability
  - Wave
  - Diesel
  - Battery
  - Solar (optional)
- Hermetically sealed
- Anchorless
- Steerable electric thrusters
- Multiple concepts of operation
  - Ship-based launch/operate/ recover
  - Self-propel from afar
  - Loiter indefinitely with array stowed
- Leverages OPT ocean-proven designs & capabilities
  - Power take-off
  - Energy storage
  - Controls
  - Wave energy analysis

Application #3: Offshore Connectivity



Credit: Tampnet Website

Problem: Satellite Communication is Expensive

- Satellite communication spend for offshore oil and gas projected to reach $460 million per year by 2020 ($3.1 billion per year for global maritime)[1].
- Use of lower-cost 4G connectivity via offshore fiber is increasing, however coverage gaps exist and infrastructure only extends so far.


OIL PLATFORMS
SHALLOW WATER
DEEP WATER
Gulf of Mexico Oil Platforms – Photo Credit: Weather Matrix

[1] Frost and Sullivan report

Solution: PB3 CellBuoys®



PB3 with installed mast and 4G equipment provides stable platform and persistent power. CellBuoy® acts as a repeater station to improve existing coverage, or base-station application to extend coverage where infrastructure may not yet exist.

Revenue potential is based on single or multi-buoy <u>sales</u> for new or existing infrastructure build-out

Source: Eni website

Eni S.p.A. Contract

- Objective: Offshore O&G subsea battery charging leading to:
  - Charging of underwater unmanned vehicles;
  - well monitoring;
  - decommissioning applications
- Initial lease: 1 ½ year term, with option to extend by 1 ½ years
- Option to purchase the PowerBuoy™ after first lease period
- Customer required multi-buoy purchase incentive and intellectual property sharing for potential marketing
- Significant costs born by the customer, including deployment, insurance, and storage
- Contracting Duration: 1-Year
  - Project scoping: April 2017
  - OPT vendor qualification: July 2017
  - Contract negotiations begin: September 2017
  - Contract negotiations end: March 2018

Sales and Lease Pipeline Management

- Currently in various stages of discussion with operators and service providers concerning:
  - Subsea charging: Unmanned underwater vehicles, remotely operated vehicles, subsea batteries
  - Monitoring and surveillance: well heads, pipelines, surface traffic
  - 4G connectivity: repeater stations, base stations
- Expanding our sales presence in high activity areas to address hot applications
- Protracted contracting duration: as market adoption accelerates, not expected moving forward


% Contract Process Time
20%
30%
10%
40%
Product Positioning… education, awareness, and targeting
Opportunity Identification… solution concept and economic business case
Proposal Plan… solution design, costing/pricing, and detailed project plan
Contracting… OPT supplier certification, solution evaluation, terms and pricing negotiation, customer approvals

Focused on reducing time to order to move toward sustainable order flow

OPT Investment Thesis

- Innovative commercial product
- Strong intellectual property portfolio
- Total addressable market: $8.5B
- Attractive end markets: oil & gas, ocean observing, defense & security, communications
- Experienced and disciplined management


OPT


OPT





Thank You

Ocean Power Technologies
www.oceantechnologies.com
(609) 730-0400

Steve Calk & Jackie Marcus
Investor Relations
OPTT@alpha-ir.com
(312) 445-2870